UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 27, 2006
JOHN B. SANFILIPPO & SON, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-19681	36-2419677
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2299 Busse Road, Elk Grove Village, Illinois 60007
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (847) 593-2300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 1.01 — Entry into a Material Definitive Agreement
Item 2.03 — Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
SIGNATURE
EXHIBIT INDEX
Note Purchase Agreement

Item 1.01 — Entry into a Material Definitive Agreement.
The disclosure set forth below under Item 2.03, “Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant,” is hereby incorporated by reference into this Item 1.01.
Item 2.03 — Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On July 27, 2006, John B. Sanfilippo & Son, Inc. (the “Company”) entered into an Amended and Restated Agreement (the “Bank Credit Facility”) with U.S. Bank National Association, LaSalle Bank National Association and ING Capital LLC (collectively the “Lenders”). The secured $100.0 million Bank Credit Facility replaces the prior $100.0 million unsecured revolving bank credit facility which, as amended, was to expire on July 31, 2006. The Bank Credit Facility matures on July 25, 2009. Borrowings under the Bank Credit Facility accrue interest at a rate determined pursuant to a formula based on the agent bank’s reference rate and the Eurodollar rate. As of July 27, 2006, the total principal amount outstanding under the Bank Credit Facility was approximately $58.7 million. The terms of the Bank Credit Facility include certain restrictive covenants that, among other things, require the Company to maintain certain specified financial ratios, restrict certain investments, indebtedness and capital expenditures and restrict certain cash dividends, redemptions of capital stock and prepayment of certain indebtedness of the Company. The Lenders are entitled to require immediate repayment of the Company’s obligations under the Bank Credit Facility in the event the Company defaults in the payments required under the Bank Credit Facility, non-compliance with the financial covenants, or upon the occurrence of certain other defaults by the Company under the Bank Credit Facility (including a default under the Note Purchase Agreement).
Also, on July 27, 2006 the Company entered into a Limited Waiver and Second Amendment (the “Amendment”) to Note Purchase Agreement (as amended, the “Note Purchase Agreement”) with The Prudential Insurance Company of America, Pruco Life Insurance Company, American Skandia Life Assurance Corporation, Prudential Retirement Insurance and Annuity Company, ING Life Insurance and Annuity Company, Farmers New World Life Insurance Company, Physicians Mutual Insurance Company, Great-West Life & Annuity Insurance Company, The Great-West Life Assurance Company, United of Omaha Life Insurance Company and Jefferson Pilot Financial Insurance Company (collectively the “Noteholders”). The Amendment, among other things, waives all non-compliance with financial covenants through June 29, 2006, increases the interest rate to 5.67% from 4.67% per annum, secures the Company’s obligations and modifies financial covenants. The Company’s obligations under the Note Purchase Agreement are currently approximately $61.4 million which is required to be repaid in equal semi-annual payments on each June 1 and December 1 through December 1, 2014. The terms of the Note Purchase Agreement include certain restrictive covenants that, among other things, require the Company to maintain certain specified financial ratios, restrict certain investments, indebtedness and capital expenditures and restrict certain cash dividends, redemptions of capital stock and prepayment of certain indebtedness of the Company. The Noteholders are entitled to require immediate repayment of the Company’s obligations under the Note Purchase Agreement in the event the Company defaults in the payments required under the Note Purchase Agreement, non-compliance with the financial covenants, or upon the occurrence of certain other defaults by the Company under the Note Purchase Agreement (including a default under the Bank Credit Facility).
The Company entered into a Security Agreement with the Lenders and Noteholders whereby the Company granted security interests in certain of the Company’s assets including, but not limited to, accounts receivable, inventories and equipment to the Lenders and Noteholders. The Company also granted liens against the Company’s real property located in Elgin, Illinois and Gustine, California to the Lenders and Noteholders.
The foregoing summary is qualified in its entirety by the relevant agreements which are filed as exhibits to this Current Report and which are incorporated herein.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN B. SANFILIPPO & SON, INC.
August 2, 2006	By:	/s/ Michael J. Valentine
Michael J. Valentine
Executive Vice President Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

4.1	Limited Waiver and Second Amendment to Note Purchase Agreement by and among the Company and the Noteholders, dated July 25, 2006

4.2	Note in the principal amount of $7,749,166.67 executed by the Company in favor of Prudential Insurance Company of America, dated June 1, 2006
4.3	Note in the principal amount of $1,945,555.56 executed by the Company in favor of Pruco Life Insurance Company, dated June 1, 2006

4.4	Note in the principal amount of $7,980,555.55 executed by the Company in favor of ING Life Insurance and Annuity Company, dated June 1, 2006

4.5	Note in the principal amount of $1,261,777.78 executed by the Company in favor of American Skandia Life Insurance Corporation, dated June 1, 2006

4.6	Note in the principal amount of $3,210,166.67 executed by the Company in favor of Prudential Retirement Insurance and Annuity Company, dated June 1, 2006

4.7	Note in the principal amount of $3,919,444.44 executed by the Company in favor of Farmers New World Life Insurance Company, dated June 1, 2006

4.8	Note in the principal amount of $2,266,666.79 executed by the Company in favor of How & Co., dated June 1, 2006

4.9	Note in the principal amount of $9,444,444.44 executed by the Company in favor of Great-West Life & Annuity Insurance Company, dated June 1, 2006

4.10	Note in the principal amount of $9,444,444.44 executed by the Company in favor of Mac & Co., dated June 1, 2006

4.11	Note in the principal amount of $4,722,222.22 executed by the Company in favor of Jefferson Pilot Financial Insurance Company, dated June 1, 2006

4.12	Note in the principal amount of $9,444,444.44 executed by the Company in favor of United of Omaha Life Insurance Company, dated June 1, 2006

10.1	Amended and Restated Agreement by and among the Company and the Lenders, dated July 25, 2006

10.2	Line of Credit Note in the principal amount of $45.0 million executed by the Company in favor of U.S. Bank National Association (“USB”), dated July 25, 2006

10.3	Line of Credit Note in the principal amount of $35.0 million executed by the Company in favor of LaSalle Bank National Association, dated July 25, 2006

10.4	Line of Credit Note in the principal amount of $20.0 million executed by the Company in favor of ING Capital LLC, dated July 25, 2006

10.5	Security Agreement by and between the Company and USB, in its capacity as Agent for the Lenders and Noteholders, dated July 25, 2006

10.6	Mortgage made by the Company related to its Elgin, Illinois property to USB, in its capacity as Agent for the Lenders and Noteholders, dated July 25, 2006

10.7	Deed of Trust made by the Company related to its Gustine, California property for the benefit of USB, in its capacity as Agent for the Lenders and Noteholders, dated July 25, 2006

10.8	Trademark License Agreement by and between the Company and USB, in its capacity as Agent for the Lenders and Noteholders, dated July 25, 2006